All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                  April 11, 2000
--------------------------------------------------------------------------------
                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

               $2,250,000 (APPROXIMATE) OF JUNIOR CERTIFICATES
                GE CAPITAL MORTGAGE SERVICES, INC., DEPOSITOR
              GE CAPITAL MORTGAGE SERVICES, INC., SERIES 2000-5


--------------------------------------------------------------------------------
                           OVERVIEW OF THE SECURITIES
--------------------------------------------------------------------------------

           APPROX.    EXPECTED   ANTICIPATED    INITIAL      APPROX.    APPROX.
          PRINCIPAL    CREDIT      RATING:    PASS-THROUGH  AVG. LIFE  EXPECTED
 CLASS     BALANCE     SUPPORT      FITCH       RATE (%)    (YRS) (1)  MATURITY
--------------------------------------------------------------------------------
M        $1,437,500    1.35%          AA         7.25          7.8     11/2014
B-1      $  437,500    1.00%          A          7.25          7.8     11/2014
B-2      $  375,000    0.70%         BBB         7.25          7.8     11/2014
--------------------------------------------------------------------------------
Total    $2,250,000
--------------------------------------------------------------------------------

(1)   Assuming prepayments based on 12% CPR.


--------------------------------------------------------------------------------
                           FEATURES OF THE TRANSACTION
--------------------------------------------------------------------------------

o Offering consists of $2,250,000 of junior securities with a Certificate Interest Rate of 7.25% expected to be rated by Fitch

o The expected amount of credit support for the offered junior certificates is 0.70%. The offered certificates are subordinate to approximately $122,000,000 of senior certificates. Credit Support for this transaction is in the form of subordination with a shifting interest structure and a five year prepayment lockout.

o Collateral consists of single family, 15-year, fixed-rate residential, first mortgages originated by GECMSI

o All mortgage loans with original loan-to-value ratios greater than 80% have private mortgage insurance

o    The amount of senior certificates is approximate and may vary by up to 5%


--------------------------------------------------------------------------------
                  PRELIMINARY MORTGAGE POOL DATA (approximate)
--------------------------------------------------------------------------------

TOTAL OUTSTANDING PRINCIPAL BALANCE:                               $125,000,000
NUMBER OF MORTGAGE LOANS:                                                   433
AVERAGE PRINCIPAL BALANCE OF THE MORTGAGE LOANS:                       $289,000
WEIGHTED AVERAGE ANNUAL MORTGAGE INTEREST RATE:                           7.69%
EXPECTED SERVICING FEES FOR THE MORTGAGE LOANS:                  0.20% TO 0.28%
WEIGHTED AVERAGE MATURITY:                                              175 mos
WEIGHTED AVERAGE SEASONING:                                               4 mos
WEIGHTED AVERAGE ORIGINAL LOAN-TO-VALUE RATIO:                              70%
WEIGHTED AVERAGE FICO SCORE:                                                726
OWNER OCCUPIED:                                                             88%
ORIGINATED UNDER THE FULL OR ALTERNATIVE DOCUMENTATION PROGRAM:
                                                                            85%

GEOGRAPHIC DISTRIBUTION*:                        TYPE OF DWELLING*:

California                20%                    Single-Family            65%
Florida                    7                     PUD                      27
Texas                      6                     Condominium               5
Arizona                    5                     Two-Family                4
New Jersey                 4                     TOTAL                   100%
Colorado                   4
New York                   4
Other States              49
TOTAL                    100%

*Column totals may not add due to rounding.


--------------------------------------------------------------------------------
                                    KEY TERMS
--------------------------------------------------------------------------------

ISSUER:                         GE Capital Mortgage Services, Inc.

UNDERWRITER:                    Goldman, Sachs & Co.

DEPOSITOR/SERVICER:             GE Capital Mortgage Services, Inc.
                                ("GECMSI")

TRUSTEE:                        State Street Bank and Trust Company

TYPE OF ISSUANCE:               Public

SERVICER ADVANCING:             Yes, subject to recoverability

COMPENSATING INTEREST:          Yes, to the extent of the lesser of
                                (i) 1/12th of 0.125% of the Pool
                                Scheduled Principal Balance for
                                such Distribution Date and (ii)
                                aggregate monthly servicing fee for
                                such Distribution Date

LEGAL INVESTMENT:               The class M certificates is SMMEA
                                eligible at settlement

INTEREST ACCRUAL:               Prior calendar month

CLEAN UP CALL:                  10% of the Cut-off Date principal
                                balance of the Mortgage Loans

ERISA ELIGIBLE:                 None of the offered certificates
                                are ERISA eligible

TAX TREATMENT:                  Single REMIC; senior certificates
                                are regular interests

STRUCTURE:                      Senior/Subordinate; shifting
                                interest with a five year
                                prepayment lockout to junior
                                certificates

EXPECTED SUBORDINATION TO
OFFERED CERTIFICATES:           0.70%

EXPECTED RATING AGENCY:         Fitch IBCA, Inc. ("Fitch")

MINIMUM DENOMINATION:           Offered certificates -- $100,000

DELIVERY:                       Offered certificates -- DTC


--------------------------------------------------------------------------------
                                   TIME TABLE
--------------------------------------------------------------------------------

EXPECTED SETTLEMENT:                                           April 27, 2000
CUT-OFF DATE:                                                   April 1, 2000
FIRST DISTRIBUTION DATE:                                         May 25, 2000
DISTRIBUTION DATE:                                  25th or next business day


--------------------------------------------------------------------------------
                        PRELIMINARY COLLATERAL TERM SHEET
                          (All Amounts Are Approximate)
--------------------------------------------------------------------------------

                MORTGAGE PARTICIPATION SECURITIES, SERIES 2000-1

================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the SEC) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.